SMITH BARNEY APPRECIATION FUND, INC.

Sub-Item 77Q1

Registrant incorporates by reference Registrant's Supplement to the Prospectus dated JUNE 28, 2005 filed on JUNE 28, 2005.
(Accession No. 0001193125-05-133550)